Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated October 20, 2014,
To Prospectus Dated May 1, 2014

Effective October 20, 2014, the Pioneer Oak Ridge Small Cap Growth underlying fund (the “Fund”) is changing its name to Oak Ridge Small Cap Growth. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current Prospectus are hereby changed to reflect the new name effective October 20, 2014.

Please Retain This Supplement For Future Reference